STATE OF NEW YORK: COURT OF CLAIMS

GYRODYNE COMPANY OF AMERICA, INC., Claimant, -against- THE STATE OF NEW YORK, Defendant.	Claim No.: 112279 **NOTICE OF ENTRY**

PLEASE TAKE NOTICE that the Judgment, a true copy of which is annexed hereto, was entered in the office of the Clerk of the State Court of Claims, Albany, New York, on August 17, 2010.

Dated: New York, New York
August 19, 2010

ROBINSON & COLE LLP

By: ____________________
Joseph L. Clasen, Esq.
Attorneys for Plaintiff
Gyrodyne Company of America, Inc.
885 Third Avenue, Suite 2800
New York, NY 10022
212-451-2900

TO:

James Gardner Ryan, Esq.
State of New York
Office of the Attorney General
235 Main Street, 3rd Floor
Poughkeepsie, New York 12601
(845) 485-3900

STATE OF NEW YORK - COURT OF CLAIMS

GYRODYNE COMPANY OF AMERICA, INC.,

Claimant,

Claim No. 112279

-against-

THE STATE OF NEW YORK,

Defendant.

JUDGMENT

ROBINSON & COLE, LLP,
Attorneys for Claimant,
by JOSEPH L. CLASEN, ESQ.
and DAVID E. ROSS, ESQ.,
of Counsel.

HONORABLE ANDREW M. CUOMO,
Attorney General,
by J. GARDNER RYAN, ESQ.,
Assistant Attorney General,
of Counsel for the Defendant.

This claim for the sum of One Hundred Fifty-Eight Million and no/100 Dollars ($158,000,000.00) for damages resulting from the appropriation on November 2, 2005, of premises situate in the towns of Brookhaven and Smithtown, county of Suffolk, state of New York, described in Maps D 0200-S 273-B 01-L 003.000; D 0800-S40-B 02-L 011.000, Parcels N: 1224728.745; E: 268179.244 (permanent appropriation) for proceeding entitled "Stony Brook University Research and Development Campus Project, No. 5091," pursuant to the Eminent Domain Procedure Law and New York State Education Law; filed May 1, 2006 and numbered 112279, and

pursuant to a decision and order filed July 29, 2008, the caption was amended, *sua sponte,* to read as above set forth to read the State of New York as the properly named defendant, and this claim came on to be heard before the Honorable James J. Lack, a Judge of the Court of Claims,

AND the Court having heard the proofs and allegations of the parties and having duly made and filed its decision in which it made an award to claimant in the sum of $125,000,000.00, it is

ORDERED AND ADJUDGED that GYRODYNE COMPANY OF AMERICA, INC., the above named claimant, recover herein against the State of New York; the sum of $125,000,000.00, with interest thereon at the rate of nine percent per annum from November 2, 2005 to June 21, 2010, the date of decision, to wit; the sum of $52,156,250.00, amounting to the sum of $177,156,250.00, and with interest at the rate of nine percent per annum on said sum of $177,156,250.00 from June 21, 2010 to August 17, 2010, the date of entry of judgment herein, to wit; the sum of $2,480,187.50, amounting in all to a total sum of One Hundred Seventy-Nine Million Six Hundred Thirty-Six Thousand Four Hundred Thirty-Seven and 50/100 Dollars ($179,636,437.50), for all damages resulting from the appropriation of premises for

STONY BROOK UNIVERSITY RESEARCH
AND DEVELOPMENT CAMPUS PROJECT, NO. 5091
COUNTY OF SUFFOLK
MAPS D 0200-S 273-B 01-L 003.000;
D 0800-S40-B 02-L 011.000
PARCELS N: 1224728.745;
E: 268179.244 (permanent appropriation)

and it is further

ORDERED AND ADJUDGED that the award to claimant herein is exclusive of the claim, if any, of persons other than the owners of the appropriated property, their tenants, mortgagees and lienors having any right or interest in any stream, lake, drainage and irrigation ditch or channel, street, road, highway or public or private right-of-way or the bed thereof within the limits of the appropriated property or contiguous thereto; and is exclusive also of claims, if any, for the value of or damage to easements and appurtenant facilities for the construction, operation or maintenance of publicly owned or public service electric, telephone, telegraph, pipe, water, sewer and railroad lines, and it is further

ORDERED AND ADJUDGED that claimant may recover the filing fee of Fifty and no/100 Dollars ($50.00) pursuant to Court of Claims Act § 11-a(2).

Dated: Albany, New York
August 17, 2010

ROBERT T. DeCATALDO
CHIEF CLERK, COURT OF CLAIMS

STATE OF NEW YORK: COURT OF CLAIMS

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GYRODYNE COMPANY OF AMERICA, INC.	:	Claim No: 112279
Claimant,	:	**AFFIDAVIT OF SERVICE**
-against-	:	
THE STATE OF NEW YORK,	:	
Defendant.	:	

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STATE OF NEW YORK)
) ss.:
COUNTY OF NEW YORK)

Christine Munoz, being duly sworn, deposes and says that deponent is not a party to the action, is over 18 years of age and resides in Yonkers, New York.

On August 19, 2010, I served a copy of the annexed Claimant's **NOTICE OF ENTRY,** via Federal Express, addressed to:

J. Gardner Ryan, Esq.
Assistant Attorney General
Office of the Attorney General
235 Main Street, 3rd Floor
Poughkeepsie, New York 12601
(845) 485-3900

Christine Munoz
Christine Munoz

Sworn to before me this
19th day of August 2010

Paul Gusak
Notary Public

PAUL GUSAK
Notary Public - State of New York
No. 01GU6194035
Qualified in Kings County
Commission Expires September 29, 2012

NEWY1-632946-1